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                                                                    EXHIBIT 10.2


                              OZ INTERACTIVE, INC.

                            1998 INCENTIVE STOCK PLAN



        1. Objectives. The OZ Interactive, Inc. 1998 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

        2. Definitions

           (a) "Board" - The Board of Directors of the Company.

           (b) "California Securities Rules" - California Corporate Securities Law of 1968 and the rules promulgated thereunder.

           (c) "Code" - The Internal Revenue Code of 1986, as amended from time to time.

           (d) "Committee" - The Executive Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The foregoing requirement for disinterested administration shall not apply prior to the date of the first registration of any of the securities of the Company under the Exchange Act.

           (e) "Company" - OZ Interactive, Inc. and its subsidiaries including subsidiaries of subsidiaries.

           (f) "Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

           (g) "Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

           (h) "Grant" - The grant of any form of stock award or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

           (i) "Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

           (k) "Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

           (l) "Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.



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           (m) "Securities Act" - The Securities Act of 1933, as amended from time to time.

           (n) "Stock" - Authorized and issued or unissued shares of common stock of the Company.

           (o) "Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

        3. Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.


        4. Eligibility

        The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.


        5. Stock

           (a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

           (b) Number of Shares. The total number of shares of Stock which may be purchased or granted directly by Stock Awards or Restricted Stock Purchase Offers shall not exceed One Million (1,000,000). Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

           (c) Reservation of Shares. The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements



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of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

           (d) Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to rights under Stock Purchase Agreements will be used for general corporate purposes.


        6. Stock Awards and Restricted Stock Purchase Offers.

           (a) Types of Grants

               (i) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit "A."

               (ii) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit "B."

           (b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock." Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or



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units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

           (c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

               (i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10 percent equity interest in the organization or business.

               (ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Inventions Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

               (iii) A Participant, pursuant to the Company's Proprietary Information and Inventions Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

               (iv) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or



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delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

           (d) Nonassignability

               (i) Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

               (ii) Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

           (e) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

               (i) Retirement Under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

               (ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 10 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

               (iii) Death or Disability of a Participant.

                     (1) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.



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                       (2) In the event a Participant is deemed by the Board or
Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

                       (3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative -- notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

                       (4) In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.


        7. Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof.


        8. Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Stock Award or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

        In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any



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distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.


        9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery of Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.


        10. Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.


        11. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the president or to the chief executive officer of the Company, and shall become effective when it is received by the office of the president or the chief executive officer.


        12. Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.




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           13. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of California, USA, and construed accordingly.


           14. Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.


           The foregoing 1998 Incentive Stock Plan (consisting of 8 pages, including this page) was duly adopted and approved by the Board of Directors on May 12, 1998 and will be submitted to the the shareholders of the Corporation for approval at the next annual meeting of the Corporation.




                                            ----------------------------------
                                            Robert D. Friedman, Secretary



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                                   EXHIBIT A

                                     FORM OF


                              OZ INTERACTIVE, INC.


                              STOCK AWARD AGREEMENT


        THIS STOCK AWARD AGREEMENT ("Agreement") is made and entered into as of the date set forth below, by and between OZ Interactive, Inc., a California corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

        In consideration of the covenants herein set forth, the parties hereto agree as follows:

        1. Stock Award Information

                (a) Date of Award:

                (b) Grantee:

                (c) Number of Shares:

                (d) Original Value:

        2. Acknowledgements.

                (a) Grantee is a [employee/director/consultant] of the Company.

                (b) The Company has adopted a 1998 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Rule 701 thereunder.

        3. Shares; Value. The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), which Shares have a fair value per share ("Original Value") equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.



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        4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

        5. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

                (a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment [or service as a director/consultant] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or
        (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event. [10 CCR 260.140.42(h)]

                (b) Repurchase Right on Termination for Cause. In the event Grantee's employment [or service as a director/consultant] is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] "for cause" means (i) as to employees or consultants, termination for cause as contemplated by applicable law, or as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the California corporation law. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

                (c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the


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        date of notice to the Company of the occurrence of such Repurchase Event
        (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the California corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

                (d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty
        (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

                (e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

                (f) Permitted Transfers. Notwithstanding any provisions in this
        Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

                (g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate three (3) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.



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        6. Representations and Warranties of the Grantee. This Agreement and the
issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

                (a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

                (b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

                (c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

                (d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:



        THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.


        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

        and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

                (e) Grantee understands that he or she will recognize income, for income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

        7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 7 shall survive any termination of this Agreement.

        8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

        9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of California, USA and subject to the exclusive jurisdiction of the courts therein.

        10. Miscellaneous.

                (a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. or Iceland mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

                (b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

                (c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California and subject to the exclusive jurisdiction of the courts located in San Francisco county, state of California. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

                (d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.


        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                        OZ INTERACTIVE, INC.


                                        By:
                                           ------------------------------------


                                        ---------------------------------------
                                                           Grantee



             (one of the following, as appropriate, shall be signed)


I certify that as of the date                 By his or her signature, the
hereof I am unmarried                         spouse of Optionee hereby agrees
                                              to be bound by the provisions of
                                              the foregoing STOCK AWARD
                                              AGREEMENT




----------------------------                  --------------------------------
        Grantee                                         Spouse of Grantee

                                   EXHIBIT "B"

                              OZ INTERACTIVE, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT



        THIS RESTRICTED STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of the date set forth below, by and between OZ Interactive, Inc., a California corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b) ("Grantee").

        In consideration of the covenants herein set forth, the parties hereto agree as follows:

        1. Stock Purchase Information

                (a) Date of Agreement:

                (b) Grantee:

                (c) Number of Shares:

                (d) Price per Share:

        2. Acknowledgements

                (a) Grantee is a [employee/director/consultant] of the Company.

                (b) The Company has adopted a 1998 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to officers, employees, directors and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Rule 701 thereunder.

                (c) The Grantee desires to purchase shares of the Company's common stock on the terms and conditions set forth herein.

        3. Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), at the price per Share set forth in Section 1(d) (the "Price"). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

        4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

        5. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

                (a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment [or service as a director/consultant] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or
        (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

                (b) Repurchase Right on Termination for Cause. In the event Grantee's employment [or service as a director/consultant] is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] "for cause" means (i) as to employees and consultants, termination for cause under applicable law, or as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the California corporation law. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

                (c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the [state] corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

                (d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty
        (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

                (e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

                (f) Permitted Transfers. Notwithstanding any provisions in this
        Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

                (g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company's securities are publicly traded, whichever occurs earlier.

        5. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

                (a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

                (b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

                (c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information;

                (d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:


        THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.


        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

        and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

                (e) Grantee understands that he or she will recognize income, for income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

        7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

        8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

        9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of California and subject to the exclusive jurisdiction of the courts therein.

        10. Miscellaneous

                (a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. or Iceland mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

                (b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

                (c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California and subject to the exclusive jurisdiction of the courts located in San Francisco county, state of California. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

                (d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        OZ INTERACTIVE, INC.


                                        By:
                                           ------------------------------------


                                        ---------------------------------------
                                                           Grantee


             (one of the following, as appropriate, shall be signed)



I certify that as of the date           By his or her signature, the
hereof I am unmarried                   spouse of Optionee hereby agrees
                                        to be bound by the provisions of
                                        the foregoing

----------------------------            --------------------------------------
        Grantee                                  Spouse of Grantee